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                                                                               .

                                                                  Exhibit 4.1

         [NUMBER]                                              [GRAPHIC]                                              [SHARES]

     DX

THIS CERTIFICATE IS TRANSFERABLE IN                                                                               CUSIP 896522 10 9
  CHARLOTTE, NC AND NEW YORK, NY                                                                             SEE REVERSE FOR CERTAIN
                                                                                                                   DEFINITIONS
                                          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
      COMMON STOCK                                                                                                COMMON STOCK
     $1.00 PAR VALUE                                     TRINITY INDUSTRIES, INC.                                $1.00 PAR VALUE

               This Certifies that





               is the owner of


                                          SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF


Trinity Industries, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer
Agent and registered by the Registrar.

        Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                                                                 DATE

                                                                                 COUNTERSIGNED AND REGISTERED:

                        /s/ TIMOTHY R. WALLACE                                             WACHOVIA BANK, N.A.
                                            PRESIDENT                                                              TRANSFER AGENT
                                                                                                                   AND REGISTRAR.
[TRINITY INDUSTRIES
     INC. LOGO]                                             [SEAL]
                                                                                 BY
                        /s/ MICHAEL G. FORTADO
                                            SECRETARY                                                        AUTHORIZED SIGNATURE

                            TRINITY INDUSTRIES, INC.

        Trinity Industries, Inc. will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which Trinity Industries, Inc. is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -                Custodian
                                                                             -------------           -----------
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act
                                                                                 -----------------
                   in common                                                           (State)

     Additional abbreviations may also be used though not in the above list.


     For value received,                    hereby sell, assign and transfer
                         ------------------
unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                         Shares
------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   -------------------------------------------


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Attorney to transfer the said stock on the books of the within-named
Company with full power of substitution in the premises.

Dated,
      -------------------

                                     X
                                      --------------------------------------
                                                    (SIGNATURE)
                NOTICE:

      THE SIGNATURE(S) TO THIS
      ASSIGNMENT MUST CORRESPOND
      WITH THE NAME(S) AS WRITTEN
      UPON THE FACE OF THE
      CERTIFICATE IN EVERY
      PARTICULAR WITHOUT
      ALTERATION OR ENLARGEMENT
      OR ANY CHANGE WHATEVER.

                                     X
                                        ------------------------------------
                                                    (SIGNATURE)

                                     ----------------------------------------
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.
                                     ---------------------------------------
                                          SIGNATURE(S) GUARANTEED BY:







                                     ----------------------------------------